UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

LINDSAY CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-13419	47-0554096
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 N 111th Street Omaha, Nebraska	68164
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 829-6800

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2011, as part of Lindsay Corporation’s (“Lindsay” or the “Company”) on-going organization development, Timothy J. Paymal will become Vice President of Finance for the Irrigation Business of the Company. Upon the effective date, Mr. Paymal will no longer serve as the principal accounting officer of the Company and James Raabe, Vice President and Chief Financial Officer of the Company, will be designated as both the principal financial officer and principal accounting officer of the Company for purposes of SEC and NYSE rules and filings. Information regarding Mr. Raabe is incorporated herein by reference to the Company’s Form 8-K filed on May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2011	LINDSAY CORPORATION
	By:	/s/ James Raabe

James Raabe, Vice President and Chief Financial Officer